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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Bennett X-Ray Corporation:

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 3, 1995 included in Trex Medical Corporation's registration statement on Form S-1 and to all references to our firm included in or made a part of this registration statement on Form S-3.

Boston, Massachusetts                                       Arthur Andersen, llp

January 23, 1998